UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

Sun Country Airlines Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-40217	82-4092570
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2005 Cargo Road Minneapolis, MN	55450
(Address of principal executive offices)	(Zip Code)

(651) 681-3900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 15, 2023, Sun Country Airlines Holdings, Inc. (the “Company”) issued a press release announcing the commencement of a proposed secondary public offering of 5,250,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), by an affiliate of certain investment funds managed by affiliates of Apollo Global Management, Inc. (the “Selling Stockholder”). The underwriter of the proposed secondary public offering (the “Underwriter”) will have a 30-day option to purchase up to an additional 787,500 shares of Common Stock from the Selling Stockholder. The Company is not selling any shares of Common Stock and will not receive any of proceeds from the proposed secondary public offering.

In addition, the Company’s press release announced that the Company authorized the purchase of up to 750,000 shares of Common Stock that are the subject of the proposed secondary public offering from the Underwriter at a price per share equal to the price at which the Underwriter will purchase the shares from the Selling Stockholder in the proposed offering, subject to a maximum aggregate repurchase price of $15 million (the “Concurrent Share Repurchase”). The terms and conditions of the Concurrent Share Repurchase were reviewed and approved by the audit committee of the Company’s board of directors. The Concurrent Share Repurchase would be made pursuant to the Company’s previously announced $50 million stock repurchase program and reduce remaining availability under the stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 15, 2023	Sun Country Airlines Holdings, Inc.

	By:	/s/ Erin Rose Neale
Erin Rose Neale
Senior Vice President, General Counsel and Secretary